                                                                    Exhibit 10.6

                   AMENDMENT TO APPLEBEE'S INTERNATIONAL, INC.
                 AMENDED AND RESTATED 1995 EQUITY INCENTIVE PLAN

     This  Amendment is adopted this 9th day of December,  2004,  by  Applebee's
International, Inc., a Delaware corporation (the "Company").

     WHEREAS, the Company has adopted the Applebee's International, Inc. Amended and Restated 1995 Equity Incentive Plan (the "Plan");

     WHEREAS,  the Company  desires to amend the Plan to provide for  additional flexibility  for officers upon  retirement and upon  termination of service as a director, and to clarify the ability to transfer awards under the Plan; and

     WHEREAS,  in accordance  with Section 12.1 of the Plan, this Amendment does not require the approval of the stockholders of the Company.

     NOW, THEREFORE, effective as of the date hereof, the Plan is hereby amended as follows:

     1.   Section 5.4.1(e) is amended to read in its entirety as follows:

     "(e) The  expiration  of three  (3) years  from the date of the  Optionee's
     Retirement  (except as provided in Section 5.8.2 regarding  Incentive Stock
     Options), or as otherwise set forth in the Award Agreement."

     2.   Section 9.7(b) is amended to read in its entirety as follows:

     "The expiration of one (1) year from the date of the Nonemployee Director's termination  of service as a Director for any reason,  or as otherwise  set forth in the Award Agreement."

     3.   Section 11.7 is amended to read in its entirety as follows:

     "Section 11.7.  Transferability.  Except as otherwise set forth in an Award
     Agreement,  no Award  granted  under  this  Plan may be sold,  transferred, pledged,  assigned,  or otherwise alienated or hypothecated,  other than by will,  by the laws of descent and  distribution,  or to the limited  extent provided in Section 11.6."

     Except as provided above,  the Plan is hereby ratified and confirmed in all respects.

     IN WITNESS  WHEREOF,  the Company has hereby  executed this Amendment as of this 9th day of December, 2004.

                                      APPLEBEE'S INTERNATIONAL, INC.

                                      By:    /s/ Rebecca R. Tilden
                                         ---------------------------------------
                                      Name:      Rebecca R. Tilden
                                      Title:     Vice President, General Counsel
                                                 and Secretary